UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 25, 2005

SILICON LABORATORIES INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-29823	74-2793174
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4635 Boston Lane, Austin, TX 78735

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 416-8500

Not Applicable

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 25, 2005, Silicon Laboratories Inc. issued a press release describing its results of operations for its fiscal quarter ended April 2, 2005.  A copy of the press release is attached as Exhibit 99 to this report.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Effective as of April 25, 2005, Daniel Artusi has resigned as president and chief executive officer and from the board of directors to pursue other interests.

Navdeep S. Sooch, chairman of the board of directors, has been named as interim chief executive officer, effective as of April 25, 2005.  Mr. Sooch co-founded Silicon Laboratories in August 1996 and has served as Chairman of the Board since its inception.  Mr. Sooch served as our Chief Executive Officer from Silicon Laboratories’ inception through the end of fiscal 2003. From March 1985 until founding Silicon Laboratories, Mr. Sooch held various positions at Crystal Semiconductor/Cirrus Logic, a designer and manufacturer of integrated circuits, including Vice President of Engineering, as well as Product Planning Manager of Strategic Marketing and Design Engineer. From May 1982 to March 1985, Mr. Sooch was a Design Engineer with ATTBell Labs. Mr. Sooch is 42 years old and he holds a B.S. in electrical engineering from the University of Michigan, Dearborn and a M.S. in electrical engineering from Stanford University.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

99  Press Release of Silicon Laboratories Inc. dated April 25, 2005.

Use of Non-GAAP Financial Information

From time to time, Silicon Laboratories provides certain non-GAAP financial measures as additional information relating to its operating results.  The non-GAAP financial measurements provided in the press release furnished herewith do not replace the presentation of Silicon Laboratories’ GAAP financial results. These additional measurements merely provide supplemental information to assist investors in analyzing Silicon Laboratories’ financial position and results of operations; however, these measures are not in accordance with, or an alternative to, GAAP and may be different from non-GAAP measures used by other companies. Silicon Laboratories has chosen to provide this information to investors because it believes that such supplemental information enables them to perform meaningful comparisons of past, present and future operating results, and as a means to highlight the results of core ongoing operations.

Pursuant to the requirements of Regulation G, we have provided in the press release furnished with this report a reconciliation of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The information in Item 2.02 of this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.  The information contained therein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Silicon Laboratories, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILICON LABORATORIES INC.
(Registrant)

April 25, 2005	/s/ RUSSELL J. BRENNAN
Date	Russell J. Brennan
VICE PRESIDENT AND
CHIEF FINANCIAL OFFICER
(PRINCIPAL ACCOUNTING OFFICER)

EXHIBIT INDEX

Exhibit No.	Description

99	Press release dated April 25, 2005 of the Registrant